EXHIBIT 12.1

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                        TWELVE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                         DECEMBER 31,1997                   DECEMBER 31,1996
                                                                 ----------------------------    -------------------------------
                                                                             Supplemental (a)                  Supplemental (a)
                                                                         --------------------              ---------------------
                                                                                        As                                 As
                                                                         Adjustment  Adjusted              Adjustment   Adjusted
                                                                         ----------  --------              ----------   --------
Income from continuing operations ...........................    $139,332   $    -    $139,332    $143,761    $    -     $143,761
Pre-tax (gain) loss of less than 50% owned persons ..........       2,234        -       2,234        (698)        -         (698)
                                                                 --------   ------    --------    --------    ------     --------
                                                                  141,566        -     141,566     143,063         -      143,063
                                                                 --------   ------    --------    --------    ------     --------
Add (Deduct):
Total income taxes ..........................................      68,390        -      68,390      98,422         -       98,422
Interest on long-term debt ..................................      89,898    3,760      93,658     102,909     3,615      106,524
Other interest charges ......................................      10,034        -      10,034      10,941         -       10,941
Preferred stock dividends of subsidiary......................       6,488        -       6,488      10,401         -       10,401
Preferred stock dividends of subsidiary trust................       7,980        -       7,980         288         -          288
Interest on leases ..........................................         268        -         268         375         -          375
                                                                 --------   ------    --------    --------    ------     --------
                                                                  183,058    3,760     186,818     223,336     3,615      226,951
                                                                 --------   ------    --------    --------    ------     --------
  Earnings available for fixed charges ......................     324,624    3,760     328,384     366,399     3,615      370,014
                                                                 --------   ------    --------    --------    ------    ---------

Fixed Charges:
Interest on long-term debt ..................................      89,898    3,760      93,658     102,909     3,615      106,524
Other interest charges ......................................      10,034        -      10,034      10,941         -       10,941
Preferred stock dividends of subsidiary .....................       7,980        -       7,980         288         -          288
Interest on leases ..........................................         268        -         268         375         -          375
                                                                 --------   ------    --------    --------    ------    ---------
  Total fixed charges .......................................     108,180    3,760     111,940     114,513     3,615      118,128
                                                                 --------   ------    --------    --------    ------    ---------
Ratio of earnings to fixed charges ..........................        3.00        -        2.93        3.20         -         3.13
                                                                 ========   ======    ========    ========    ======    =========

Preferred stock dividends of subsidiary .....................    $  6,488   $    -    $  6,488    $ 10,401    $    -     $ 10,401
Ratio of net income before income taxes to net income .......      1.4690        -      1.4690      1.6384         -       1.6384
                                                                 --------   ------    --------    --------    ------    ---------
Preferred stock dividend requirements before income tax .....       9,531        -       9,531      17,041         -       17,041
                                                                 --------   ------    --------    --------    ------    ---------
Fixed charges plus preferred stock dividend requirements ....     117,711    3,760     121,471     131,554     3,615      135,169
                                                                 --------   ------    --------    --------    ------    ---------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.76        -        2.70        2.79         -         2.74
                                                                 ========   ======    ========    ========    ======    =========


Note:(a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.1

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                        TWELVE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                         DECEMBER 31,1995                   DECEMBER 31,1994
                                                                 --------------------------------    -------------------------------
                                                                                Supplemental (a)                  Supplemental (a)
                                                                             --------------------              ---------------------
                                                                                            As                               As
                                                                             Adjustment  Adjusted              Adjustment Adjusted
                                                                             ----------  --------              ---------- ---------
Income from continuing operations ...........................    $119,705      $    -    $119,705    $123,098   $    -     $123,098
Pre-tax (gain) loss of less than 50% owned persons ..........       9,079           -       9,079        (270)       -         (270)
                                                                 --------      ------    --------    --------   ------    --------
                                                                  128,784           -     128,784     122,828        -      122,828
                                                                 --------      ------    --------    --------   ------    ---------
Add (Deduct):
Total income taxes ..........................................      66,803           -      66,803      60,457        -       60,457
Interest on long-term debt ..................................     105,550       4,595     110,145     101,267    5,428      106,695
Other interest charges ......................................       9,449           -       9,449       6,446        -        6,446
Preferred stock dividends of subsidiary......................       8,059           -       8,059      10,551        -       10,551
Preferred stock dividends of subsidiary trust................           -           -           -           -        -            -
Interest on leases ..........................................       1,088           -       1,088       1,211        -        1,211
                                                                 --------      ------    --------    --------   ------     --------
                                                                  190,949       4,595     195,544     179,932    5,428      185,360
                                                                 --------      ------    --------    --------   ------     --------
  Earnings available for fixed charges ......................     319,733       4,595     324,328     302,760    5,428      308,188
                                                                 --------      ------    --------    --------   ------     --------

Fixed Charges:
Interest on long-term debt ..................................     105,550       4,595     110,145     101,267    5,428      106,695
Other interest charges ......................................       9,449           -       9,449       6,446        -        6,446
Preferred stock dividends of subsidiary trust................           -           -           -           -        -            -
Interest on leases ..........................................       1,088           -       1,088       1,211        -        1,211
                                                                 --------      ------    --------    --------   ------    ---------
  Total fixed charges .......................................     116,087       4,595     120,682     108,924    5,428      114,352
                                                                 --------      ------    --------    --------   ------    ---------
Ratio of earnings to fixed charges ..........................        2.75           -        2.69        2.78        -         2.70
                                                                 ========      ======    ========    ========   ======    =========

Preferred stock dividends of subsidiary .....................    $  8,059      $    -     $ 8,059    $ 10,551   $    -    $  10,551
Ratio of net income before income taxes to net income .......      1.5229           -      1.5229      1.4524        -       1.4524
                                                                 --------      ------    --------    --------   ------    ---------
Preferred stock dividend requirements before income tax .....      12,273           -      12,273      15,324        -       15,324
                                                                 --------      ------    --------    --------   ------    ---------
Fixed charges plus preferred stock dividend requirements ....     128,360       4,595     132,955     124,248    5,428      129,676
                                                                 --------      ------    --------    --------   ------    ---------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.49           -        2.44        2.44        -         2.38
                                                                 ========      ======    ========    ========   ======    =========


Note:(a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.1

                    MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                        TWELVE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                         DECEMBER 31,1993                   DECEMBER 31,1992
                                                                 --------------------------------    -------------------------------
                                                                                Supplemental (a)                  Supplemental (a)
                                                                             --------------------              ---------------------
                                                                                            As                               As
                                                                             Adjustment  Adjusted              Adjustment Adjusted
                                                                             ----------  --------              ---------- ---------
Income from continuing operations ...........................    $134,325      $    -    $134,325    $ 75,045   $    -    $ 75,045
Pre-tax (gain) loss of less than 50% owned persons ..........        (597)          -        (597)     (1,297)       -      (1,297)
                                                                 --------      ------    --------    --------   ------    --------
                                                                  133,728           -     133,728      73,748        -      73,748
                                                                 --------      ------    --------    --------   ------    --------
Add (Deduct):
Total income taxes ..........................................      67,485           -      67,485      24,566        -      24,566
Interest on long-term debt ..................................     107,044       5,678     112,722     114,732    7,391     122,123
Other interest charges ......................................       5,066           -       5,066       5,899        -       5,899
Preferred stock dividends of subsidiary......................       8,367           -       8,367       8,735        -       8,735
Preferred stock dividends of subsidiary trust................           -           -           -           -        -           -
Interest on leases ..........................................       1,876           -       1,876       2,386        -       2,386
                                                                 --------      ------    --------    --------   ------     -------
                                                                  189,838       5,678     195,516     156,318    7,391     163,709
                                                                 --------      ------    --------    --------   ------     -------
  Earnings available for fixed charges ......................     323,566       5,678     329,244     230,066    7,391     237,457
                                                                 --------      ------    --------    --------   ------     -------

Fixed Charges:
Interest on long-term debt ..................................     107,044       5,678     112,722     114,732    7,391     122,123
Other interest charges ......................................       5,066           -       5,066       5,899        -       5,899
Preferred stock dividends of subsidiary .....................           -           -           -           -        -           -
Interest on leases ..........................................       1,876           -       1,876       2,386        -       2,386
                                                                 --------      ------    --------    --------   ------    --------
  Total fixed charges .......................................     113,986       5,678     119,664     123,017    7,391     130,408
                                                                 --------      ------    --------    --------   ------    --------
Ratio of earnings to fixed charges ..........................        2.84           -        2.75        1.87        -        1.82
                                                                 ========      ======    ========    ========   ======    ========

Preferred stock dividends of subsidiary .....................    $  8,367      $    -    $  8,367    $  8,735   $    -    $  8,735
Ratio of net income before income taxes to net income .......      1.4729           -      1.4729      1.2932        -      1.2932
                                                                 --------      ------    --------    --------   ------    --------
Preferred stock dividend requirements before income tax .....      12,324           -      12,324      11,296        -      11,296
                                                                 --------      ------    --------    --------   ------    --------
Fixed charges plus preferred stock dividend requirements ....     126,310       5,678     131,988     134,313    7,391     141,704
                                                                 --------      ------    --------    --------   ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.56           -        2.49        1.71        -        1.68
                                                                 ========      ======    ========    ========   ======    ========


Note:(a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.